Exhibit 99.1

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. III of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. III in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Loren Bough
Date: March 12, 2021	Name:	Loren Bough

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. III of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. III in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Sarah Clemens
Date: March 12, 2021	Name:	Sarah Clemens

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. III of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. III in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Harrison Frist
Date: March 12, 2021	Name:	Harrison Frist